SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                  April 7, 2004
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                         NATIONAL PENN BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


          Pennsylvania              000-22537-01                23-2215075
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(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)


Philadelphia and Reading Avenues       Boyertown      PA            19512
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   (Address of principal executive office)                        (Zip Code)


Registrant's telephone number, including area code     (610) 367-6001
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.
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         Trust Preferred Securities

         On April 7, 2004, National Penn completed an offering of 20,000 shares of floating rate (three month LIBOR plus a margin of 2.75%) Capital Securities with an aggregate offering price of $20,000,000. The securities were issued by NPB Capital Trust V, a Delaware statutory trust subsidiary of National Penn.

         The Capital Securities were offered and sold to an initial purchaser in a private transaction that was not registered under the Securities Act of 1933. The initial purchaser intends to sell the Capital Securities to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act of 1933). The Capital Securities will not be registered under the Securities Act of 1933 and may not be offered or otherwise sold in the United States absent registration or an applicable exemption from such registration requirements.

         The Capital Securities mature on April 7, 2034 and are callable by National Penn, subject to any required regulatory approvals, at par, in whole or in part, at any time on or after April 7, 2009.

         Proceeds of the offering were invested in National Penn. National Penn anticipates using the proceeds, among other things, (1) to fund part of the cash portion of the merger consideration to be paid to the shareholders of Peoples First, Inc. in connection with the merger of Peoples First, Inc. with and into National Penn; (2) for general corporate purposes, including capital contributions to National Penn Bank, National Penn's banking subsidiary, to support its growth strategies; (3) for working capital; (4) to repurchase National Penn's common stock in accordance with the provisions of its common stock repurchase program; and (5) to fund future acquisitions.

         Statements made herein concerning National Penn's intended use of proceeds from the offering are forward-looking statements. Actual results could differ materially due to the following risks and uncertainties -- deteriorating economic conditions; increased competition; interest rate movements; market volatility in the securities markets; legislative or regulatory developments; merger-related synergies, savings and integration issues; technological changes; and other risks and uncertainties discussed in National Penn's reports filed from time to time with the Securities and Exchange Commission. National Penn cautions readers not to place undue reliance on these statements. National Penn undertakes no obligation to publicly release or update any of these statements.

Item 7.  Financial Statements and Exhibits.
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(c) Exhibits.

         4.1 Form of Declaration of Trust between National Penn Bancshares, Inc., as sponsor, and Wells Fargo Delaware Trust Company.

         4.2      Form of  Amended  and  Restated  Declaration  of  Trust  among
                  National Penn Bancshares, Inc., as sponsor, Wells Fargo Delaware Trust Company, as Delaware Trustee, Wells Fargo Bank, National Association, as Institutional Trustee, and Gary L. Rhoads and Sandra L. Spayd, as Administrators.

         4.3 Form of Indenture between National Penn Bancshares, Inc., and Wells Fargo Bank, National Association, as Trustee.

         4.4      Form of Guarantee  Agreement between National Penn Bancshares,
                  Inc.,   as   Guarantor,   and  Wells  Fargo   Bank,   National
                  Association, as Guarantee Trustee.

         99 Press Release of National Penn Bancshares, Inc. dated April 8, 2004 (filed pursuant to Item 9 of Form 8-K).

Item 9.  Regulation FD Disclosure.
---------------------------------

         On April 8, 2004, National Penn issued a press release concerning the issuance of the Capital Securities (discussed at Item 5 hereof). This press release is filed herein, as part of this Item 9, as Exhibit 99.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         NATIONAL PENN BANCSHARES, INC.


                                        By /s/ Wayne R. Weidner
                                        ----------------------
                                        Name: Wayne R. Weidner
                                        Title: Chairman and
                                        Chief Executive Officer


Dated:  April 13, 2004

                                  EXHIBIT INDEX


Exhibit Number                      Description


         4.1 Form of Declaration of Trust between National Penn Bancshares, Inc., as sponsor, and Wells Fargo Delaware Trust Company.

         4.2      Form of  Amended  and  Restated  Declaration  of  Trust  among
                  National Penn Bancshares, Inc., as sponsor, Wells Fargo Delaware Trust Company, as Delaware Trustee, Wells Fargo Bank, National Association, as Institutional Trustee, and Gary L. Rhoads and Sandra L. Spayd, as Administrators.

         4.3 Form of Indenture between National Penn Bancshares, Inc., and Wells Fargo Bank, National Association, as Trustee.

         4.4      Form of Guarantee  Agreement between National Penn Bancshares,
                  Inc.,   as   Guarantor,   and  Wells  Fargo   Bank,   National
                  Association, as Guarantee Trustee.

         99 Press Release of National Penn Bancshares, Inc. dated April 8, 2004 (filed pursuant to Item 9 of Form 8-K).